                                                                  Exhibit 4.01

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
                                                                                                                        COMMON STOCK

                                                                               [CARDINAL LOGO]
     NUMBER              INCORPORATED UNDER THE LAWS OF THE                                                                SHARES
   A                               STATE OF OHIO

                                                                                                SEE REVERSE FOR CERTAIN DEFINITIONS
                          THIS CERTIFICATE IS TRANSFERABLE IN                                             CUSIP 14149Y 10 8
                          NEW YORK, NY AND RIDGEFIELD PARK, NJ

                          THIS CERTIFIES THAT







                          is the owner of


                                 fully paid and non-assessable Common Shares, without par value, of

                          Cardinal Health, Inc., transferable only on the books of the corporation by the holder of this certificate in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
                          This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.


                           Dated:                                                                           [STATUE OF LIBERTY LOGO]



                                                                                       /s/ Robert D. Walter
                                                                                        CHAIRMAN OF THE BOARD


                          COUNTERSIGNED AND REGISTERED:
                                   CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                             TRANSFER AGENT             /s/ George H. Bennett, Jr.
                                                              AND REGISTRAR                    SECRETARY


                                   BY                  AUTHORIZED SIGNATURE



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Cardinal Health, Inc. will mail to each shareholder without charge within five days of receipt of written request therefor a copy of the express terms, if any, of the shares represented by this certificate and of the other class or classes and series of shares, if any, which the corporation is authorized to issue.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
     TEN COM - as tenants in common                       UNIF GIFT MIN ACT - __________Custodian ________
     TEN ENT - as tenants by the entireties                                     (Cust)             (Minor)
     JT TEN  - as joint tenants with right of                                 under Uniform Gifts to Minors
               survivorship and not as tenants                                Act  ________________________
               in common                                                                  (State)

                         Additional abbreviations may also be used though not in the above list.
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For value received, the undersigned hereby sell(s), assign(s) and transfer(s)
unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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
     (PLEASE PRINT OR TYPE ASSIGNEE'S NAME AND ADDRESS, INCLUDING ZIP CODE)

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of the shares represented by this certificate, and hereby irrevocably constitute(s) and appoint(s)

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attorney, with full power of substitution, to transfer the shares on the books of the corporation.

Dated _______________________________________             __________________________________________


                                                          x
                                                          ------------------------------------------
                                                                        (Signature)

          AFFIX MEDALLION SIGNATURE                       x
           GUARANTEE IMPRINT BELOW                        ------------------------------------------
                                                                        (Signature)

                                                          ------------------------------------------
                                                          ABOVE SIGNATURE(S) TO THIS ASSIGNMENT
                                                          MUST CORRESPOND WITH THE NAME AS WRITTEN
                                                          UPON THE FACE OF THE CERTIFICATE IN EVERY
                                                          PARTICULAR, WITHOUT ALTERATION OR
                                                          ENLARGEMENT, OR ANY CHANGE WHATEVER.

                                                          THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                                          ELIGIBLE GUARANTOR INSTITUTION SUCH AS A
                                                          SECURITIES BROKER/DEALER, COMMERCIAL BANK &
                                                          TRUST COMPANY, SAVINGS AND LOAN ASSOCIATION
                                                          OR A CREDIT UNION PARTICIPATING IN A
                                                          MEDALLION PROGRAM APPROVED BY THE SECURITIES
                                                          TRANSFER ASSOCIATION, INC.

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